UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Intrusion Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Intrusion Inc.
1101 East Arapaho Road, Suite 200
Richardson, Texas 75081
(972) 234-6400

April 25, 2008

Dear Stockholder:

You are cordially invited to attend our 2008 Annual Meeting of Stockholders to be held on Thursday, May 29, 2008 at 10:00 a.m. Local Time.  The meeting location will be at the Radisson Hotel, Dallas North at Richardson, 1981 North Central Expressway, Richardson, Texas.

At this meeting you are being asked to elect five directors to serve until the next Annual Meeting of Stockholders, to approve an amendment to the 2005 Stock Incentive Plan and to ratify the appointment of our independent auditors for our fiscal year 2008 audit.  Please refer to the Notice of Annual Meeting of Stockholders and Proxy Statement for further information on each of these proposals.

The items of business for the Annual Meeting are more fully described in the Proxy Statement accompanying this Notice.  The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Meeting and at any adjournment thereof is April 4, 2008.  A list of stockholders entitled to vote at the Meeting will be available for inspection at the offices of the Company.  Our Annual Report on Form 10-KSB for the year ended December 31, 2007 is also enclosed.

Sincerely,

G. WARD PAXTON
Chairman, President and Chief Executive Officer

1101 East Arapaho Road, Suite 200
Richardson, Texas 75081
(972) 234-6400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 29, 2008

To the Stockholders of
  Intrusion Inc.:

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders (the “Meeting”) of Intrusion Inc. (the “Company”) will be held at the Radisson Hotel, Dallas North at Richardson, 1981 North Central Expressway, Richardson, Texas, at 10:00 A.M., Local Time, on Thursday, May 29, 2008, for the following purposes:

(1)   To elect five (5) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

(2)   To approve the amendment to the 2005 Stock Incentive Plan, as described in the accompanying proxy statement and set forth in Appendix A thereto;

(3)   To ratify the appointment of KBA Group LLP as independent auditors of the Company for the fiscal year ending December 31, 2008; and

(4)   To transact such other business as may properly come before the Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.  The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Meeting and at any adjournment thereof is April 4, 2008.  A list of stockholders entitled to vote at the Meeting will be available for inspection at the offices of the Company.

All stockholders are cordially invited to attend the Meeting in person.  Stockholders are urged, whether or not they plan to attend the Meeting, to complete, date and sign the enclosed Proxy and return it promptly in the enclosed postage prepaid envelope.  Your Proxy may be revoked at any time prior to the Meeting.  If you decide to attend the Meeting and wish to change your Proxy vote, you may do so by voting in person at the Meeting.

By Order of the Board of Directors

G. WARD PAXTON
Chairman, President and Chief Executive Officer

Richardson, Texas
April, 25, 2008

INTRUSION INC.
1101 East Arapaho Road, Suite 200
Richardson, Texas 75081

PROXY STATEMENT
for
ANNUAL MEETING OF STOCKHOLDERS
to be Held May 29, 2008

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy (the “Proxy”) is being solicited on behalf of the Board of Directors (the “Board”) of Intrusion Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Radisson Hotel, Dallas North at Richardson, 1981 North Central Expressway, Richardson, Texas, at 10:00 A.M., Local Time, on Thursday, May 29, 2008, or at such other time and place to which the Meeting may be adjourned.  Proxies, together with copies of this Proxy Statement, are being mailed to stockholders of record entitled to vote at the Meeting on or about April 25, 2008.

Execution and return of the enclosed Proxy will not affect a stockholder’s right to attend the Meeting and to vote in person.  Any stockholder executing a Proxy retains the right to revoke it at any time prior to exercise at the Meeting.  A Proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later Proxy or by voting the shares in person at the Meeting.  If you attend the Meeting and vote in person by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted.  A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon.  In the absence of specific instructions, Proxies will be voted by those named in the Proxy “FOR” the election as directors of those nominees named in the Proxy Statement, “FOR” the approval of each of the other proposals described in this Proxy Statement, and in accordance with their best judgment on all other matters that may properly come before the Meeting.

The enclosed form of Proxy provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees.  The names of all nominees are listed on the Proxy.  If you wish to grant authority to vote for all nominees, check the box marked “FOR.” If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD.” If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the Proxy in the space provided.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on April 4, 2008 are entitled to notice of, and to vote at, the Meeting.  The stock transfer books of the Company will remain open between the record date and the date of the Meeting.  A list of stockholders entitled to vote at the Meeting will be available for inspection at the executive offices of the Company.  On the April 4, 2008 record date, the Company had 11,638,405 outstanding shares of Common Stock, $0.01 par value (the “Common Stock”); 259,696 outstanding shares of 5% Convertible Preferred Stock, par value $0.01 per share (the “5% Preferred Stock”); 460,000 shares of Series 2 5% Convertible Preferred Stock, par value $0.01 per share (the “Series 2 5% Preferred Stock”) and 354,056 shares of Series 3 5% Convertible Preferred Stock, par value $0.01 per share (the “Series 3 5% Preferred Stock”).  The holders of Series 2 and Series 3 5% Preferred Stock do not have voting rights, other than as required by the Delaware General Corporation Law. Therefore, the holders of the Series 2 and Series 3 5% Preferred Stock are not entitled to vote with respect to the proposals set forth in this Proxy Statement.

QUORUM AND VOTING

The presence at the Meeting, in person or by Proxy, of the holders of a majority of the shares of Common Stock outstanding or issuable upon conversion of the 5% Preferred Stock is necessary to constitute a quorum.  Holders of Common Stock are entitled to one vote for each share of Common Stock held on each matter to be voted on at the

Meeting including the election of directors.  Holders of 5% Preferred Stock are entitled to vote on an as-converted to Common Stock basis, with any fractional votes being rounded to the nearest whole vote.  As of the record date, each share of 5% Preferred Stock was convertible into 1.59 shares of Common Stock.  As a result, each holder of 5 % Preferred Stock is entitled to 1.59 votes for each share of 5% Preferred Stock held on each matter to be voted on at the Meeting, including the election of directors.

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.  Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions will be counted towards the tabulations of votes cast on matters presented at the Meeting and will have the same effect as negative votes (other than the election of directors) whereas broker non-votes will not be counted for purposes of determining whether a matter has been approved.

Assuming the presence of a quorum, the following paragraphs describe the vote required by the stockholders of record to approve each of the proposals set forth in this Proxy Statement.

•                                          Proposal One.  The five nominees receiving the greatest number of votes of the shares of Common Stock outstanding or issuable upon conversion of the 5% Preferred Stock present in person or represented by Proxy at the Meeting and entitled to vote shall be deemed elected even if they receive the affirmative vote of less than a majority of the shares of Common Stock outstanding or issuable upon conversion of the 5% Preferred Stock entitled to be voted at the Meeting.  Cumulative voting is prohibited in the election of directors, and Proxies cannot be voted for more than five nominees.

•                                          Proposal Two.  The affirmative vote of the holders of a majority of the shares of Common Stock outstanding or issuable upon conversion of the 5% Preferred Stock entitled to vote at the Meeting, present in person or by Proxy, is required for the approval to the amendment of the 2005 Incentive Stock Plan.

•                                          Proposal Three.  The affirmative vote of the holders of a majority of the shares of Common Stock outstanding or issuable upon conversion of the 5% Preferred Stock entitled to vote at the Meeting, present in person or by Proxy, is required for the ratification of the appointment of KBA Group LLP as independent auditors.

The Board unanimously recommends a vote “FOR” each of the proposals set forth in this Proxy Statement.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board for the ensuing year will consist of five directors who are each to be elected at the Meeting for a term of office expiring at the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified.  It is intended that the persons named in the following table will be nominated as directors of the Company and that the persons named in the accompanying Proxy, unless otherwise directed, will vote for the election of such nominees at the Meeting.  Each of the nominees has indicated his willingness to serve as a member of the Board of Directors, if elected.  However, in the event any nominee shall become unavailable for election to the Board for any reason not presently known or contemplated, the Proxy holders will be vested with discretionary authority in such instance to vote the enclosed Proxy for such substitute as the Board shall designate.

The following slate of five nominees has been nominated by the Board of Directors:

Name of Nominee	Age	Position(s)	Director Since

G. Ward Paxton	72	Chairman, President, Chief Executive Officer and Director	1983
T. Joe Head	51	Vice Chairman, Vice President and Director	1983
J. Fred Bucy, Jr. (1)(2)	79	Director	1993
James F. Gero (1)(2)	63	Director	2003
Donald M. Johnston (1)(2)	58	Director	1983

(1)                                  Member of the Compensation Committee.

(2)                                  Member of the Audit Committee.

G. Ward Paxton was named President and Chief Executive Officer of the Company on November 28, 2001.  He is also co-founder of the Company and has served as Chairman of the Board since the Company’s inception in September 1983.  Mr. Paxton also served as President and Chief Executive Officer of the Company from 1983 until June 2000 and served as Chief Financial Officer from 1983 until 1994.  Prior to founding the Company, Mr. Paxton was Vice President of Honeywell Optoelectronics, a division of Honeywell, Inc., from 1978 to 1983.  From 1969 to 1978, Mr. Paxton was Chairman of the Board, President, Chief Executive Officer and founder of Spectronics, Inc., which was acquired by Honeywell, Inc. in 1978.  Prior to founding Spectronics, Inc., Mr. Paxton held various managerial and technical positions at Texas Instruments Incorporated from 1959 to 1969.  Mr. Paxton holds Ph.D., M.S. and B.S. degrees in Physics from the University of Oklahoma.

T. Joe Head is co-founder of the Company and has served as a director since the Company’s inception in September 1983.  Mr. Head was named Vice Chairman of the Board of Directors in June 2000 and was named Vice Chairman and Vice President on February 14, 2003.  He also served as Senior Vice President from 1983 until 1998 and Executive Vice President from 1998 until June 2000.  Prior to co-founding the Company, Mr. Head held the positions of Product Marketing Manager and Marketing Engineer of Honeywell Optoelectronics, from 1980 to 1983.  Mr. Head holds a B.S. degree in Electrical Engineering from Texas A & M University.

J. Fred Bucy, Jr. has served as a director of the Company since 1993.  Mr. Bucy was employed in various technical and managerial capacities by Texas Instruments Incorporated from 1953 through his retirement in 1985.  At the time of his retirement, Mr. Bucy was President, Chief Executive Officer and a director of Texas Instruments.  Mr. Bucy was a Trustee of Southwest Research Institute.  He was Chairman of the Texas National Research Laboratory Commission (re-appointed by George W. Bush in 1995) until 2001.  Mr. Bucy was also a member of the Coordinating Board Advisory Committee on Research of the Texas College and University System and a former member of the Board of Regents of Texas Tech University and Texas Tech University Health Sciences Center from 1973 to 1991, including four years as its Chairman.  Mr. Bucy has been accorded Distinguished Alumnus and Distinguished Engineer Awards by Texas Tech University, is a fellow of the Institute of Electrical and Electronics Engineers, a member of National Academy of Engineers, and is a life member of the Navy League.  Mr. Bucy was awarded an honorary Doctor of Science degree from Texas Tech University in 1994.  Mr. Bucy was recognized as an Eminent Member of Eta Kappa Nu in 2002.

James F. Gero was named a director of the Company on October 27, 2003.  Mr. Gero is former Chairman of the Board and a principal stockholder of Sierra Technologies, Inc., which was formed in September 1991, and is a private investor.  Mr. Gero serves on the Board of Directors of Drew Industries, a public company which supplies a broad array of components for recreational vehicles and manufactured homes, and is Chairman of Orthofix, N.V., a publicly traded medical device manufacturer.  Mr. Gero is a former Chairman and Chief Executive Officer of Varo Inc., a manufacturer of high technology systems.  Prior to becoming Chairman and CEO of Varo Inc., Mr. Gero served as Vice President and General Manager at Allied Signal Corporation.  Mr. Gero holds a B.S. degree from State University of New York, an M.B.A. degree from University of New Haven and an M.A. degree from Fairleigh Dickinson.

Donald M. Johnston has served as a director of the Company since November 1983.  Mr. Johnston is President of Massey Burch Capital Corp., a venture capital firm.  He served as President of Massey Burch Investment Group, Inc., a venture capital firm, from 1990 until December 1993, where he had been a principal since 1982.  Prior to that time,

Mr. Johnston was the President of InterFirst Venture Corporation, a venture capital subsidiary of Interfirst Bancshares, Inc., and the Executive Director of First Dallas, Ltd., a corporate finance group in London, England.  Mr. Johnston holds a B.A. degree from Vanderbilt University and an M.B.A. degree from Southern Methodist University.

All directors of the Company hold office until the next ensuing annual meeting of stockholders or until their respective successors are duly elected and qualified.  All officers of the Company are elected annually by the Board and serve at the discretion of the Board.  There are no family relationships between any director or officer of the Company and any other such person except that Michael L. Paxton, Vice President, Chief Financial Officer, Secretary and Treasurer, is the son of G. Ward Paxton, Chairman, President and Chief Executive Officer.

Stockholder Approval

The affirmative vote of a plurality of the shares of Common Stock outstanding or issuable upon conversion of outstanding 5% Preferred Stock present in person or by proxy at the Meeting is required for the election of each of the nominees for director.

The Board recommends a vote “FOR” the election of such nominees.

CORPORATE GOVERNANCE

Board of Directors and Committees

The business affairs of the Company are managed under the direction of the Board.  The Board meets on a regularly scheduled basis during the fiscal year of the Company to review significant developments affecting the Company and to act on matters requiring Board approval.  It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings.  The Board of Directors or its authorized committees met 19 times during the 2007 fiscal year.  During fiscal year 2007, each director participated in at least 75% or more of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (2) the total number of meetings of all committees of the Board on which he served (during the period that he served).

The Board has established Audit and Compensation Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities.  The functions of the Audit Committee and the Compensation Committee are described below.

Audit Committee.  The Audit Committee is composed of:  Donald M. Johnston (Chairman), James F. Gero, and J. Fred Bucy, Jr.  Each member of the Audit Committee is independent (as defined in Nasdaq Marketplace Rule 4200).  The Audit Committee has at least one financial expert (as defined by Item 401(e) of Regulation S-B).  Mr. Bucy is currently the Audit Committee financial expert.  The functions performed by the Audit Committee, its membership and the number of meetings held during the fiscal year, are set forth in the “Report of the Audit Committee,” included in this Proxy Statement.  The Audit Committee is governed by a written charter, which was approved by the Audit Committee on March 18, 2004, and is included under the “investor relations” section on the Company’s website, www.intrusion.com.  The Audit Committee held seven meetings during fiscal year 2007.

Compensation Committee.  The Compensation Committee is empowered to advise management and make recommendations to the Board with respect to the compensation and other employment benefits of executive officers, key employees and directors of the Company.  The Compensation Committee also administers the Company’s stock incentive plan for officers, key employees and directors, and the Company’s incentive bonus programs for executive officers and employees.  The Compensation Committee is authorized, among other powers, to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option and the time or times at which options shall be granted pursuant to the stock incentive plan.  The Compensation Committee currently operates without a written charter.  The Compensation Committee is comprised of Mr. Gero (Chairman), Mr. Bucy and Mr. Johnston, each of whom is an independent director, as defined by Nasdaq Rule 4200.  The Compensation Committee met five times during the 2007 fiscal year.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate this Proxy or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report, the Audit Committee Charter, references to the independence of Audit Committee members and the Stock Performance Graph are not deemed filed with the Securities and Exchange Commission (the “SEC”).  They also shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except the extent the Company specifically incorporates such information by reference in such filings.

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with KBA Group LLP, the Independent Registered Public Accounting Firm to the Company, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, the matters required to be discussed by SAS 61 (Certification of Accounting Standards AU Section 280) and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.  In addition, the Audit Committee has discussed with KBA Group LLP the auditors’ independence from management and the Company, including the matters in the written disclosures and the letter from KBA Group LLP required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with KBA Group LLP the overall scope and plans for their audit.  The Audit Committee meets with KBA Group LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.  The Audit Committee held seven meetings during fiscal year 2007.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the SEC.  The Audit Committee and the Board have also recommended, subject to stockholder ratification, the selection of KBA Group LLP as the Company’s Independent Registered Public Accounting Firm.

Respectfully submitted,

AUDIT COMMITTEE
of the Board of Directors

Donald M. Johnston, Audit Committee Chair
James F. Gero, Audit Committee Member
J. Fred Bucy, Jr., Audit Committee Member

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee is responsible for administering the compensation programs of the executive officers. The Compensation Committee sets performance goals and objectives for the Chief Executive Officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the Compensation Committee may consider recommendations from the Chief Executive Officer with respect to goals and compensation of the other executive officers. The Compensation Committee also periodically reviews director compensation. All decisions with respect to executive and director compensation are approved by the Compensation Committee and recommended to the full Board for ratification.

The Compensation Committee is responsible for administering all of the Company’s equity-based plans. The Compensation Committee also periodically reviews compensation and equity-based plans and makes its recommendations to the board with respect to these areas.

On May 29, 2007, the Company’s Board of Directors elected James F. Gero as the new Chairman of the Compensation Committee.  The Chairman will be renamed by the Board annually.

On March 20, 2008, the Committee approved an amendment to the Company’s 2005 Stock Incentive Plan (the “Amended 2005 Plan”) as a replacement to the 2005 Stock Incentive Plan (the “2005 Plan”).  If approved by the stockholders under Proposal Two, the Amended 2005 Plan will become effective on May 29, 2008.  A full description of the Amended 2005 Plan can be found in the section “Proposal Two-Proposal to Approve Amendment to the 2005 Stock Incentive Plan.”

It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company’s performance and the interests of the Company’s stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for the year ended December 31, 2007 with management. In reliance on the reviews and discussions referred to above, the Compensation Committee recommended to the Board, and the Board has approved, that the CD&A be included in the Proxy Statement for the year ended December 31, 2007 for filing with the SEC.

Respectfully submitted,

COMPENSATION COMMITTEE
of the Board of Directors

James F. Gero, Compensation Committee Chair
J. Fred Bucy, Jr., Compensation Committee Member
Donald M. Johnston, Compensation Committee Member

Compensation Committee Interlocks and Insider Participation

No member or nominee for election as a member of the Board or any committees of the Board has an interlocking relationship with the board of directors (or member of such board) or any committee (or member of such committee) of a board of directors of any other company.

Nomination of Directors

The Company does not have a formal Nominating Committee.  Instead, the independent members of the Board, Mr. Bucy, Mr. Gero and Mr. Johnston, act as a Nominating Committee considering nominees and appointees to the Board in accordance with Nasdaq Marketplace Rule 4350.  In evaluating candidates to determine if they are qualified to become Board members, these directors consider a number of attributes, including:

•                                          personal and professional character, integrity, ethics and values;

•                                          general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a publicly held company, or experience as a board member of another publicly held company;

•                                          strategic planning abilities and experience;

•                                          aptitude in accounting and finance;

•                                          expertise in domestic and international markets;

•                                          experience in the network security or telecommunications industry;

•                                          understanding of relevant technologies;

•                                          academic expertise in an area of the Company’s operations;

•                                          communications and interpersonal skills; and

•                                          practical and mature business judgment.

These directors also evaluate Board members’ and nominees’ service on the board of other public companies.  Although these directors use these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees.  These directors also evaluate candidates identified by their personal contacts and other Board members.

These directors will also consider nominees proposed by stockholders.  Although the Company has no formal policy regarding stockholder nominees, stockholder nominees are viewed in substantially the same manner as other nominees.  The consideration of any candidate for director will be based on the assessment of the individual’s background, skills and abilities, and if such characteristics qualify the individual to fulfill the needs of the Board at that time.  To recommend a prospective nominee for consideration, stockholders should submit the candidate’s name and qualifications to the Company’s Secretary in writing at the address listed above.  There have been no changes to the procedures by which stockholders may recommend nominees to the Board since the date of the Company’s proxy statement for its 2007 annual meeting of stockholders.  The Company did not receive any recommendations for Board nominees for election at the Meeting from its stockholders.

Communication with the Board

The Company does not have formal procedures for stockholder communication with the Board.  Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Company’s Secretary at the address of the Company indicated above, with a request to forward the same to the intended recipient.  In general, all stockholder communication delivered to the Company’s Secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the stockholder’s instructions, unless the Secretary believes the question or issue may be addressed adequately by the Company’s investor relations department.  However, the Secretary reserves the right to not forward to Board members any abusive, threatening or otherwise inappropriate materials.

Policy Regarding Board Attendance at Stockholders Meetings

Although it has no formal policy requiring attendance, the Company encourages all directors to attend all meetings of stockholders.  Four out of five of the Company’s directors attended the 2007 annual stockholders meeting.

Code of Ethics

All of the Company’s directors and employees are required to abide by the Company’s Code of Business Conduct and Ethics, and the Company’s Chief Executive Officer, Chief Financial Officer, and other senior financial employees are also required to abide by the Company’s Code of Ethics for Senior Financial Employees (together, the “Codes”), which the Company adopted on March 18, 2004 to comply with Nasdaq and SEC requirements to insure that the Company’s business is conducted in a consistently legal and ethical manner.  Both Codes cover all areas of professional conduct, including conflicts of interest, fair dealing and the strict adherence to all laws and regulations applicable to the conduct of the Company’s business.  The full text of the Codes is published on the Company’s website at www.intrusion.com; click on the investor relations tab, and then “Code of Ethics.”  The Company intends to disclose future amendments to, or waivers from, certain provisions of the Codes of Ethics on the Company’s website within four business days following the date of such amendment or waiver.  Upon the written request of any stockholder, the Company will furnish, without charge, a copy of each of the Codes.  This request should be directed to the Company’s Secretary at the address indicated above.

PROPOSAL TWO

PROPOSAL TO APPROVE AMENDMENT TO THE 2005 STOCK INCENTIVE PLAN

          The Company has used stock options as a key element of its overall compensation program for employees of the Company.  The Board and the Compensation Committee believe that it is important to have equity-based incentives available to attract and retain quality employees for the Company.  On January 24, 2008, the Board approved, subject to stockholder approval at the Meeting, a proposal to amend the 2005 Plan.  The following descriptions present summaries of (i) the 2005 Plan as it currently exists and (ii) the Amended 2005 Plan.

Description of the Existing 2005 Stock Incentive Plan

The 2005 Plan consists of three (3) separate equity incentive programs:

•                  the Discretionary Option Grant Program;

•                  the Stock Issuance Program; and

•                  the Automatic Option Grant Program for non-employee Board members.

The principal features of each program are described below.  The Compensation Committee of the Board will have the exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to option grants and stock issuances made to the Company’s executive officers and non-employee Board members and also will have the authority to make option grants and stock issuances under those programs to all other eligible individuals.  However, the Board may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make option grants and stock issuances under those two programs to eligible individuals other than the Company’s executive officers and non-employee directors.

The term “plan administrator”, as used in this summary, will mean the Compensation Committee and any secondary committee, to the extent each committee is acting within the scope of its administrative discretion under the 2005 Plan.  However, neither the Compensation Committee nor any secondary committee exercises any administrative discretion under the Automatic Option Grant Program.  All grants under Automatic Option Grant Program are made in strict compliance with the express provisions of that program.

Issuable Shares

Under the 2005 Plan, 1,500,000 new shares of Common Stock have been reserved for issuance, 1,499,500 shares have been granted for issuance as of March 31, 2008.

No participant in the 2005 Plan may receive option grants for more than 100,000 shares of Common Stock in total per calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions.  Stockholder approval of this proposal will also constitute approval of this share limitation for purposes of Internal Revenue Code Section 162(m).  This limitation, together with the fact that option grants under the Discretionary Option Grant Program to its executive officers will be made by the Compensation Committee and will have an exercise price per share equal to the fair market value per share of Common Stock on the date of grant, should ensure that any deductions to which the Company would otherwise be entitled upon the exercise of stock options granted under the Discretionary Option Grant Program or the subsequent sale of the shares purchased under those options will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m) of the Internal Revenue Code.

If an option expires or is terminated for any reason before all its shares are exercised, the shares not exercised will be available for subsequent option grants or stock issuances under the 2005 Plan.  In addition, unvested shares issued under the 2005 Plan and subsequently repurchased by the Company at a price not greater than the original exercise price or issue price paid per share will be added back to the number of shares of Common Stock reserved for issuance under the 2005 Plan.  Accordingly, these repurchased shares will be available for reissuance through one or more subsequent option grants or direct stock issuance under the 2005 Plan.

Eligibility

Officers and employees, non-employee Board members and independent contractors in the Company’s service or in the service of its parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs.  Participation in the Automatic Option Grant Program is limited to non-employee members of the Board.

As of March 31, 2008, approximately 25 employees, including four executive officers and three non-employee Board members, were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs.  The three non-employee Board members are also eligible to participate in the Automatic Option Grant Program.

Valuation

The fair market value per share of Common Stock on any relevant date under the 2005 Plan will be deemed to be equal to the closing selling price per share on that date on the OTCBB Market.  On March 31, 2008, the fair market value per share determined on this basis was $0.19.

Discretionary Option Grant Program

Grants

The plan administrator will have complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each grant, the status of any granted option as either an incentive stock option or a non-statutory option under federal tax laws, the vesting schedule, if any, to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

Price and Exercisability

Each granted option will have an exercise price per share not less than 100% of the fair market value of the shares unless otherwise determined by the plan administrator on the date of grant.  No granted option will have a term in excess of ten years.  The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date subject to the optionee’s continued service.  However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares.  The shares acquired under those options will be subject to repurchase by the Company, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service with the Company prior to vesting in those shares.

The exercise price may be paid in cash or in shares of Common Stock.  Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares, plus all applicable withholding taxes.

Termination of Service

Upon cessation of service with the Company, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares.  The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part.  This discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

Cancellation/Regrant Program

The plan administrator will have the authority to effect, with the consent of the affected option holders, the cancellation of outstanding options under the Discretionary Option Grant Program in return for the grant of new options for the same or a different number of option shares with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

Stock Issuance Program

Shares of the Company’s Common Stock may be issued under the Stock Issuance Program at a price per share not less than 100% of their fair market value, payable in cash.  In addition, shares may be issued as a bonus for past services without any cash outlay required of the recipient.  Further, shares of Common Stock may be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or completion of a specified service period.  The plan administrator will have complete discretion under this program to determine which eligible individuals are to receive these stock issuances or share right awards, the time or times when these issuances or awards are to be made, the number of shares subject to each issuance or award and the vesting schedule to be in effect for the stock issuance or share rights award (subject to the limitations of Section 162(m) of the Internal Revenue Code described above).

The shares issued may be fully and immediately vested upon issuance or may vest upon the recipient’s completion of a designated service period or upon the attainment of pre-established performance goals.  The plan administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Stock Issuance Program.

Any unvested shares for which the requisite service requirement or performance objective is not obtained must be surrendered to the Company for cancellation, and the participant will not have any further stockholder rights with respect to those shares.  However, for shares issued for cash or cash equivalents, including a promissory note, the Company will repay the participant the cash amount paid for the surrendered shares without interest and/or shall cancel the unpaid principal balance of any promissory note delivered in payment of those shares.

Outstanding share right awards under the Stock Issuance Program will automatically terminate, and no shares of Common Stock will actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained.  The plan administrator, however, will have the discretionary authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals are not attained.

However, in order to assure that the compensation attributable to one or more stock issuances under the program will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Internal Revenue Code Section 162(m), the plan administrator shall, in its sole discretion, provide that those particular issuances will be contingent upon the actual attainment of certain pre-established performance goals based on one or more of the following criteria:

•                  return on total stockholder equity;

•                  earnings per share of Common Stock;

•                  net income (before or after taxes);

•                  earnings before interest, taxes, depreciation and amortization;

•                  sales or revenues;

•                  return on assets, capital or investment;

•                  market share;

•                  cost reduction goals;

•                  budget comparisons;

•                  implementation or completion of critical projects or processes;

•                  customer satisfaction;

•                  any combination of, or a specified increase in, any of the foregoing; and

•                  the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions.

In addition, performance goals may be based upon the attainment of specified levels of the Company’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of its business units or divisions or subsidiaries.  Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

Automatic Option Grant Program

Grant

Under the Automatic Option Grant Program of the 2005 Plan, eligible non-employee Board members receive a series of option grants over their period of Board service.  Each non-employee Board member will, at the time of his or her initial election or appointment to the Board, receive an option grant for 10,000 shares of Common Stock, provided that individual has not previously been employed by the Company in the preceding six months.  In addition, on the date of each annual stockholders meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 5,000 shares of Common Stock, provided he or she has served as a non-employee Board member for at least six months.  There will be no limit on the number of such 5,000-share option grants any one eligible non-employee Board member may receive over his or her period of continued Board service, and non-employee board members who have previously been one of the Company’s employees will be eligible to receive one or more such annual grants over their period of Board service.

Option Terms

Each automatic grant will have an exercise price per share equal to 100% of the fair market value per share of the Company’s Common Stock on the grant date and will have a maximum term of ten years, subject to earlier termination following the optionee’s cessation of Board service.  Each automatic option will vest in three successive equal annual installments upon the optionee’s completion of each year of Board service measured from the grant date.  Following the optionee’s cessation of Board service for any reason, each option will remain exercisable for a 12-month period and may be exercised during that time for any or all shares in which the optionee is vested at the time of the cessation of Board service.

General Provisions

Acceleration

In the event that the Company is acquired by merger or asset sale or its stockholders sell more than 50% of the Company’s outstanding voting stock pursuant to a successful tender offer, each outstanding option under the Discretionary Option Grant Program that is not to be assumed or replaced by the successor corporation or otherwise continued in effect will automatically accelerate in full, and all unvested shares outstanding under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company’s repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect.  The plan administrator will also have the authority to grant options which will immediately vest upon an acquisition of the Company, whether or not those options are assumed by the successor corporation.

The plan administrator is also authorized under the Discretionary Option Grant and Stock Issuance Programs to grant options and to structure repurchase rights so that the shares subject to those options or repurchase rights will immediately vest upon an acquisition of the Company by merger or asset sale, the successful completion of a tender offer for more than 50% of the Company’s outstanding voting stock or a proxy contest for the election of Board members.  This accelerated vesting may occur either at the time of the transaction or proxy contest or upon the subsequent involuntary termination of the individual’s service within a designated period not to exceed 18 months following the transaction or proxy contest.

The shares subject to each option under the Automatic Option Grant will immediately vest upon an acquisition of the Company by merger or asset sale, the successful completion of a tender offer for more than 50% of the Company’s outstanding voting stock or a proxy contest for the election of Board members.

The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Stockholder Rights and Option Transferability

No optionee will have any stockholder rights with respect to the option shares until he or she has exercised the option and paid the exercise price for the purchased shares.  Options will generally not be assignable or transferable other than by will or the laws of inheritance following the optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee.  However, the plan administrator may structure one or more non-statutory options under the 2005 Plan so that those options will be transferable during the optionee’s lifetime to one or more members of the optionee’s family or to a trust established for one or more such family members or to the optionee’s former spouse, to the extent such transfer is in connection with the optionee’s estate or pursuant to a domestic relations order.  The optionee may also designate one or more beneficiaries to automatically receive his or her options at death.

Changes in Capitalization

Should any change be made to the Common Stock issuable under the 2005 Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, then appropriate adjustments will be made to:

•                  the maximum number and/or class of securities issuable under the 2005 Plan;

•                  the number and/or class of securities for which any one person may be granted options and direct stock issuances per calendar year under the 2005 Plan;

•                  the number and/or class of securities for which grants are to be made under the Automatic Option Grant Program to new or continuing non-employee Board members; and

•                  the number and/or class of securities and price per share in effect under each outstanding option.

These adjustments to the outstanding options will be effected in a manner which will preclude the enlargement or dilution of rights and benefits under those options.

Financial Assistance

The plan administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options under the Discretionary Option Grant Program or the purchase of shares under the Stock Issuance Program through full-recourse interest-bearing promissory notes to the extent permitted by law.  However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of those shares.

Special Tax Election

The plan administrator may provide one or more holders of options or unvested share issuances under the 2005 Plan with the right to have the Company withhold a portion of the shares otherwise issuable to these individuals in satisfaction of the withholding taxes to which these individuals become subject in connection with the exercise of those options or the vesting of those shares.  Alternatively, the plan administrator may allow these individuals to deliver previously acquired shares of Common Stock in payment of such withholding tax liability.

Amendment and Termination

The Board may amend or modify the 2005 Plan at any time, subject to any required stockholder approval pursuant to applicable laws and regulations.  Unless sooner terminated by the Board, the 2005 Plan will terminate on the earliest of (1) June 14, 2015, (2) the date on which all shares available for issuance under the 2005 Plan have been issued as fully-vested shares or (3) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

Federal Income Tax Consequences

Option Grants

Options granted under the Discretionary Option Grant Program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options, which are not intended to meet those requirements.  All options granted under the Automatic Option Grant Programs will be non-statutory options.  The federal income tax treatment for the two types of options differs as follows:

Incentive Options.  The optionee recognizes no taxable income at the time of the option grant, and no taxable income is recognized for regular tax purpose at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes.  The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition.  For Federal tax purposes, dispositions are divided into two categories:  (1) qualifying and (2) disqualifying.  A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one (1) year after the exercise date.  If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital again in an amount equal to the excess of (1) the amount realized upon the sale or other disposition of the purchased shares over (2) the exercise price paid for the shares.  If there is a disqualifying disposition of the shares, then the excess of (1) the fair market value of those shares on the exercise date over (2) the exercise price paid for the shares will be taxable as ordinary income to the optionee.  Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (1) the fair market value of such shares on the option exercise date over (2) the exercise price paid for the shares.  The Company will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-Statutory Options.  No taxable income is recognized by an optionee upon the grant of a non-statutory option.  The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when this repurchase right lapses, an amount equal to the excess of (1) the fair market value of the shares on the date the repurchase right lapses over (2) the exercise price paid for the shares.  The optionee may, however, elect under Section 83(b) of the

Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (1) the fair market value of the purchased shares on the exercise date over (2) the exercise price paid for such shares.  If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option.  The deduction will in general be allowed for the Company’s taxable year in which the ordinary income is recognized by the optionee.

Direct Stock Issuances

The tax principles applicable to direct stock issuances under the 2005 Plan will be substantially the same as those summarized above for the exercise of unvested non-statutory options, if the shares are not vested.  If the shares are vested, the recipient of the shares will recognize taxable income upon receipt of the shares in the amount equal to the fair market value of the shares at the time of receipt, less any amount, if any, paid for the shares.

Deductibility of Executive Compensation

The Company anticipates that any compensation deemed paid by it in connection with the disqualifying dispositions of incentive stock option shares or the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of its executive officers.  Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

Accounting Treatment

The Company accounts for stock options using guidance from Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123(R)”).  SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values.

The Company adopted SFAS 123(R) on January 1, 2006 using the modified prospective application method described in the statement.  Stock-based compensation expense recognized during each period is based on the value of the portion of stock-based payment awards that is ultimately expected to vest.  As stock-based compensation expense recognized in the statement of operations is based on awards ultimately expected to vest, it has been reduced for estimated forfeitures.  SFAS 123(R) requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

Interests of Officers and Directors

The Company’s executive officers, including the employee director nominees, Mr. Paxton and Mr. Head, and the Company’s non-employee director nominees, Mr. Bucy, Mr. Gero and Mr. Johnston, are entitled to participate in the 2005 Plan and may receive option grants and stock issuances under the Discretionary Option Grant Program and the Stock Issuance Program.  In addition, the non-employee director nominees will receive option grants under the Automatic Option Program as set forth above under “New Plan Benefits.”

Description of Proposed Amendment to the 2005 Stock Incentive Plan

Assuming approval by the stockholders of the Company of the proposed Amended 2005 Plan, the Company intends to restate the 2005 Plan.  Stock options under the Amended 2005 Plan would continue to vest under conditions determined by the Compensation Committee.  The material amendment to be effected pursuant to the Amended 2005 Plan is as follows:

The Amended 2005 Plan would increase the total number of shares available under the 2005 Plan to be issued upon the exercise of stock options granted by 500,000 shares to 2,000,000 shares of Common Stock.  This amendment would increase the shares available for issuance as of March 31, 2008 from 300,165 to 800,165 shares.  As noted previously, the proceeds received by the Company upon exercise of stock options will increase the Company’s cash and equity balances.

The Amended 2005 Plan would continue to be administered by the Compensation Committee.

As of March 31, 2008, no stock options had been granted, and no shares of Common Stock had been issued, on the basis of the share increase which is the subject of this Proposal.

New Plan Benefits

Because awards granted under the Amended 2005 Plan are at the discretion of the Compensation Committee, the awards that will be granted in the future are not currently determinable.  The Company has not made or entered into any commitments, agreements or understandings related to any future awards excepts as described in the section titled “Automatic Option Grant Program.” For the year 2007, a total of 333,000 shares were awarded as incentive options, 320,000 or 96% were awarded to “Named Executive Officer Group” and 11,000 shares, or 4% of the total awarded were awarded to “Non-Executive Officer Named Employee Group.”  Plan awards for the previous year are set forth in the following table:

Name and Principal Position	Year	Award Date	Exercise Price	Option Awarded	Vesting Schedule	Expiration Date
G. Ward Paxton, Chairman, President, and Director	2007	5/29/07	$0.44	50,000	3 Years	11/09/12

Michael L. Paxton, Vice President, Chief Financial Officer, Treasurer and Secretary	2007	5/29/07	0.44	50,000	3 Years	11/09/12

T. Joe Head, Vice-Chairman, Vice President and Director	2007	5/29/07	0.40	100,000	3 Years	11/09/17

Aaron N. Bawcom (1), Former Vice President of Engineering	2007	5/29/07	0.40	50,000	3 Years	11/09/17

Garry L. Hemphill, Vice President of Sales	2007	5/29/07	0.40	50,000	3 Years	11/09/17

Jay Barbour (2), Former Vice President of Marketing	2007	5/29/07	0.40	20,000	3 Years	11/09/17

Named Executive Officers as a Group	2007	5/29/07	0.40-0.44	320,000	3 Years	11/09/12-11/09/17

Non Executive Officers Employee Group	2007	1/25/07-8/31/07	0.38-0.62	11,000	3 Years	1/25/17-8/31/17

(1)                                  Aaron Bawcom left the Company on September 13, 2007 to pursue other interests.

(2)                                  Jay Barbour left the Company on January 10, 2008 to pursue other interests.

Stockholder Approval

The affirmative vote of at least a majority of the outstanding shares of Common Stock present in person or by Proxy at the Meeting and entitled to vote is required for approval of the Amended 2005 Plan.  Should such stockholder approval not be obtained, then the 500,000 share increase to the share reserve under the 2005 Plan will not occur and no options or stock issuances will be made on the basis of such increases.  The 2005 Plan will, however, continue in effect, and option grants may continue to be made under the 2005 Plan until all the shares available for issuance under the 2005 Plan have been issued pursuant to such option grants.

The Board of Directors recommends a vote “FOR” this proposal.

PROPOSAL THREE
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed KBA Group LLP to serve as independent auditors of the Company and to audit its consolidated financial statements for fiscal year 2008, subject to ratification by the Company’s stockholders at the Meeting.  KBA Group LLP has served as the Company’s Independent Registered Public Accounting Firm since March 2003.  To the knowledge of management of the Company, neither such firm nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as independent auditors.

Although stockholder ratification and approval of this appointment is not required by the Company’s bylaws or otherwise, in keeping with the Company’s policy that its stockholders should be entitled to a voice in this regard and as a matter of good corporate practice, the Board is seeking ratification of this appointment.  If the appointment is not ratified, the Board must then determine whether to appoint other auditors prior to the end of the current fiscal year.  In such case, the opinions of stockholders will be taken into consideration.

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee has reviewed the following audit and non-audit fees the Company has paid to KBA Group LLP for purposes of considering whether such fees are compatible with maintaining the auditor’s independence.  The policy of the Audit Committee is to pre-approve all audit and non-audit services performed by KBA Group LLP before the services are performed, including all of the services described below under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” below.

Audit Fees.  Estimated fees billed for service rendered by KBA Group LLP for the reviews of Forms 10-QSB and for the audit of the consolidated financial statements of the Company were $103,500 for 2007 and $117,850 for 2006.

Audited-Related Fees.  Aggregate fees billed for all audit-related services rendered by KBA Group LLP consisted of $9,000 for 2007 and $8,400 for 2006.  These amounts include employee benefit plan audits in 2006 and 2007.

Tax Fees.  Aggregate fees billed for permissible tax services rendered by KBA Group LLP consisted of $36,315 for 2007 and $39,278 for 2006.  These amounts include tax strategy services, preparation of sales tax returns, preparation of federal and state income tax returns, preparation of property tax and franchise tax returns and international tax issues.

All Other Fees.  Aggregate fees billed for all other services rendered by KBA Group LLP consisted of $15,000 for 2007 and $5,000 for 2006.  The services billed for 2007 were related to the review of internal controls. The services billed for 2006 were related to the Form S-3 filed in 2005.

Representatives of KBA Group LLP are expected to be in attendance at the Meeting and will be afforded the opportunity to make a statement.  The representatives will also be available to respond to appropriate questions.

The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted “for” the adoption of the resolution of ratification.

The Board recommends a vote “FOR” this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of March 31, 2008, unless otherwise indicated, by (1) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common and Preferred Stock, (2) each director of the Company, (3) the Company’s current executive officers including one terminated executive and (4) all current directors and executive officers of the Company as a group.  The persons and entities named in the table have sole voting and investment power with respect to all such shares owned by them, unless otherwise indicated.

	Common Stock		5% Preferred Stock
Name of Beneficial Owner or Group (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class (%)	Amount and Nature of Beneficial Ownership (2)	Percent of Class (%)

G. Ward Paxton (1)(3)	2,920,025	23.6%	140,000	53.9%
T. Joe Head (1)(4)	610,783	5.2	—	—
J. Fred Bucy, Jr. (5)	22,668	*	—	—
James F. Gero (1)(6)	463,882	3.9	60,000	23.1
Donald M. Johnston (7)	25,525	*	—	—
Garry L. Hemphill (8)	109,426	*	—	—
Michael L. Paxton (1)(9)	1,457,246	12.4	—	—
Titan Capital Management (1) (10)	877,696	7.6	39,696	15.3
Marshall B. Payne (1)(11)	137,730	1.2	20,000	7.7
Jay Barbour (12)	16,668	*	—	—
Donald W. Hodges (1)(13)	657,969	5.7	—	—

All directors and executive officers as a group (9 persons) (14)	5,609,554	43.1	200,000	77.0

*                                         Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(1)                                  The addresses of the persons or entities shown in the foregoing table who are beneficial owners of more than 5% of the Common Stock or Preferred Stock are as follows:  G. Ward Paxton, T. Joe Head, James F. Gero and Michael L. Paxton, 1101 East Arapaho Road, Suite 200, Richardson, Texas 75081; Titan Capital Management, L.L.C., 7 Century Drive, Suite 201, Parsippany, NJ 07054; Marshall B. Payne, 500 Crescent Court, Suite 250, Dallas, TX  75201; and Donald W. Hodges, 2905 Maple Avenue, Dallas, TX 75201 .

(2)                                  Beneficial ownership is calculated in accordance with the rules of the SEC in accordance with Rule 13d-3(d)(1) of the Exchange Act.  Percentage of beneficial ownership is based on 11,638,405 shares of Common Stock and 259,696 shares of 5% Preferred Stock outstanding as of March 31, 2008.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days following March 31, 2008 are deemed outstanding.  However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Certain shares of Common Stock shown as beneficially owned are issuable upon conversion of the 5% Preferred Stock or exercise of warrants the Company issued in a private placement on March 25, 2004.  Under the terms of these shares of 5% Preferred Stock and warrants, the shares of 5% Preferred Stock are convertible and the warrants are exercisable only to the extent that the number of shares of Common Stock issuable pursuant to those securities, together with the number of shares of Common Stock owned by the relevant person and its affiliates (but not including shares of Common Stock underlying unconverted portions of the 5% Preferred Stock or unexercised portions of the warrants) would not exceed 9.9% of the then outstanding Common Stock, as determined in accordance with Section 13(d) of the Exchange Act.  In addition, certain shares of Common Stock shown as beneficially owned are issuable upon the conversion of Series 2 5% Preferred Stock issued in a private placement on March 28, 2005.  Under the terms of the Series 2 5% Preferred Stock, the shares are convertible only to the extent that the number of shares of Common Stock issuable upon conversion thereof and upon the exercise of the warrants issued in such private placement, together with the number of shares of Common Stock owned the relevant person and its affiliates (but not including shares of Common Stock underlying unconverted portions of the Series 2 preferred stock or unexercised portions of the warrants) would not exceed 4.99% of the then outstanding Common Stock as determined in accordance with Section 13(d) of the Exchange Act.  However, this restriction does not apply to any holder of the Series 2 Preferred Stock who is one of the Company’s directors or officers.  Similar restrictions apply to the conversion of the Series 3 5% Preferred Stock and Private Placement Warrants.

(3)                                  Includes the equivalent of 4,981 shares held by Mr. G. Ward Paxton in the Intrusion Stock Fund in the Intrusion 401(k) Savings Plan. Includes the equivalent of 55,046 shares that may be issued upon conversion of Series 3 5% Preferred Stock, 160,000 shares that may be issued upon conversion of Series 2 5% Preferred Stock, 222,646 shares that may be issued upon conversion of 5% Preferred Stock and 185,449 shares that Mr. Paxton may acquire upon the exercise of warrants that are currently exercisable or exercisable within 60 days of March 31, 2008.  Also includes 91,667 shares that Mr. Paxton may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 31, 2008.

(4)                                  Includes 131,668 shares that Mr. Head may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 31, 2008.

(5)                                  Includes 19,168 shares that Mr. Bucy may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 31, 2008.

(6)                                  Includes the equivalent of 27,523 shares that may be issued upon conversion of Series 3 5% Preferred Stock, the equivalent of 60,000 shares that may be issued upon conversion of Series 2 5% Preferred Stock, 95,419 shares that may issued upon conversion of 5% Preferred Stock and 77,159 shares that Mr. Gero may acquire upon exercise of warrants that are currently exercisable or exercisable within 60 days of March 31, 2008.  Also includes 14,168 shares that Mr. Gero may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 31, 2008.

(7)                                  Includes 19,168 shares that Mr. Johnston may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 31, 2008.

(8)                                  Includes 103,542 shares that Mr. Hemphill may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 31, 2008.

(9)                                  Includes 997,358 shares held by Mr. Michael Paxton, which includes 8,029 shares held by Mr. Paxton’s wife and 368,221 held by trusts of Mr. Paxton’s children.  In addition, it includes 91,667 shares that Mr. Paxton may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 31, 2008.

(10)                            Includes the equivalent of 46,000 shares that may be issued upon the conversion of Series 3 5% Preferred Stock, and 53,600 shares that Titan Capital Management, L.L.C. may acquire upon exercise of warrants that are currently exercisable or exercisable within 60 days of March 31, 2008.  Walter Schenker and Steven Slawson have shared voting and/or investment control over the shares held by Titan Capital Management, L.L.C. and affiliates.

(11)                            Includes the equivalent of 23,194 shares that may be issued upon the conversion of Series 3 5% Preferred Stock, the equivalent of 40,000 shares that may be issued upon conversion of Series 2 5% Preferred Stock, 31,806 shares that may be issued upon conversion of 5% Preferred Stock and 42,730 shares that Mr. Payne may acquire upon exercise of warrants that are currently exercisable or exercisable within 60 days of March 31, 2008.

(12)                            Includes 16,668 shares that Mr. Barbour may acquire upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 31, 2008.  Mr. Barbour left the Company on January 10, 2008 to pursue other interests.

(13)                            Includes the beneficial holdings of First Dallas Holdings, Inc., First Dallas Securities, Inc., Hodges Capital Management, Inc. and Hodges Fund.

(14)                            Includes an aggregate of 487,716 shares that may be acquired upon exercise of options of officers and directors that are currently exercisable or will become exercisable within 60 days of March 31, 2008.  Includes the equivalent of 82,569 shares that may be issued upon conversion of Series 3 5% Preferred Stock, the equivalent of 220,000 shares that may be issued upon conversion of Series 2 5% Preferred Stock, 318,065 shares that may be issued upon conversion of 5% Preferred Stock and 262,608 shares that may be acquired upon exercise of warrants that are currently exercisable or exercisable within 60 days of March 31, 2008.

Executive Officers

The following table sets forth the names and ages of all executive officers of the Company, their respective positions with the Company, and the period during which each has served as an officer.

Name of Officer	Age	Position(s)	Served as Officer Since

G. Ward Paxton	72	Chairman, President, Chief Executive Officer and Director	2001
Jay W. Barbour	39	Former Vice President, Marketing	2006
T. Joe Head	51	Vice Chairman and Vice President	2003
Garry L. Hemphill	59	Vice President, Operations	2003
Michael L. Paxton	47	Vice President, Chief Financial Officer, Treasurer and Corporate Secretary	2002

Jay W. Barbour joined the Company on January 11, 2006 as Vice President of Marketing.  As Vice President of Marketing, he is responsible for the strategies to bring the Company’s services to market.  Prior to joining the Company, Mr. Barbour held various positions in the hi-tech industry including the Vice President of Product Management at ScanSafe in 2005, as well as a consultant to security and wireless start-ups in the United Kingdom and United States from 2003 until 2005.  From 2002 to 2003, Mr. Barbour was a Senior Product Manager at Hewlett Packard.  Mr. Barbour was Product Manager of Security at 3Com from 2000 to 2002 and was also the Product Marketing Manager at Teradyne from 1999 to 2000. Mr. Barbour holds a B.S. degree in Engineering Physics with honors from Queen’s University, Canada. Mr. Barbour also holds an M.B.A from INSEAD, France, and is a Certified Information Systems Security Professional (CISSP). Jay Barbour left the Company on January 10, 2008 to pursue other interests.

Garry L. Hemphill joined the Company on February 14, 2003 as Vice President of Operations and was named as Vice President of Sales in 2006.  Mr. Hemphill was previously employed with the Company from 1987 to 2000 as Vice President of Operations and 1984 to 1987 as Director of Operations.  From 2002 to 2003, Mr. Hemphill acted as an independent consultant to contract manufacturers in the area of business development.  From 2000 to 2001, Mr. Hemphill was President and Chief Executive Officer of VHB Technologies, Inc., a Richardson, Texas based start-up.  Mr. Hemphill’s background covers over 20 years in data networking, engineering and operation management.  Mr. Hemphill holds an Associate Degree in Business Administration from the University of Texas at Dallas.

Michael L. Paxton joined the Company on August 13, 2002 as Vice President, Chief Financial Officer, Secretary and Treasurer.  He was also employed by the Company from 1986 until May 1998.  Mr. Paxton previously held positions with the Company as Vice President and Secretary from 1995 to 1998, Controller of Finance and Accounting from 1987 to 1995 and Accounting Manager from 1986 to 1987.  From 1998 to August 2002, Mr. Paxton served as General Partner for Paxton Ventures, L.P.  Mr. Paxton holds a B.B.A. degree from the University of Oklahoma.

The biographies of G. Ward Paxton and T. Joe Head are provided in “Proposal One — Election of Directors.”

All executive officers of the Company are elected annually by the Board and serve at the discretion of the Board.  There are no family relationships between any director or executive officer and any other such person except for Michael L. Paxton, Vice President, Chief Financial Officer, Secretary and Treasurer, who is the son of G. Ward Paxton, Chairman, President and Chief Executive Officer.

Summary Compensation Information

The following table sets forth certain summary information regarding all cash compensation earned by the Company’s Chief Executive Officer, Chief Financial Officer and each of the Company’s other three most highly compensated executive officers (the “Named Executive Officers”) for the last three fiscal years in all capacities in which they served the Company and its subsidiaries for such period.  An additional individual for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the registrant at the end of the 2007 was also included in the table. The individuals listed below shall be referred to as the (“Named Executive Officers”).

2007 SUMMARY COMPENSATION TABLE (6)

Name and Principal Position	Year	Salary ($)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
G. Ward Paxton,	2007	$122,500	$15,155	$1,225	$137,655
Chairman, President,	2006	122,500	47,565	1,225	230,846
and Director	2005	122,500	107,121	1,225	123,725

Michael L. Paxton,	2007	122,500	15,155	1,225	137,655
Vice President, Chief	2006	122,500	44,950	1,225	213,124
Financial Officer, Treasurer	2005	122,500	89,399	1,225	154,741
and Secretary

T. Joe Head,	2007	175,000	31,330	1,750	206,330
Vice-Chairman, Vice	2006	175,000	48,658	1,750	283,871
President and Director	2005	175,000	107,121	1,750	176,750

Aaron N. Bawcom, (4)	2007	160,446	15,665	—	176,111
Former Vice President of	2006	175,000	43,915	—	256,345
Engineering	2005	175,000	81,345	—	211,142

Garry L. Hemphill, (5)	2007	110,000	15,665	1,100	125,665
Vice President of Sales	2006	110,000	43,948	1,100	155,048

(1)                                  Represents bonus compensation and/or commission earned during the fiscal year indicated, a portion of which may have been or will be paid during the subsequent fiscal year.

(2)                                  For 2006, the number represents the annual compensation cost for stock options as expensed by the Company pursuant to FAS 123(R). The full compensation cost related to each option grant will continue to be reported as the option vests. For 2005, the number represents the amount that was reported in pro-forma financial disclosure pursuant to FAS 123. No compensation cost was expensed for 2005.  A complete discussion of the assumptions used to calculate such values can be found in the Company’s 2006 Annual Report on Form 10-KSB, which accompanies this Proxy Statement.

(3)                                  This amount includes the annual employer matching contributions under the Company’s tax qualified Section 401(k) Savings Plan for Mr. G. Ward Paxton, Mr. Michael L. Paxton, T. Joe Head and Garry L. Hemphill, respectively.

(4)                                  Aaron Bawcom employment with the Company terminated on September 13, 2007.

(5)                                  Garry L. Hemphill joined the Company on February 23, 2003 as Vice President of Operations. Detailed compensation information for Mr. Hemphill was not included for 2005 as Mr. Hemphill was not a Named Executive Officer during such years.

(6)                                  No stock awards were paid, no non-equity incentive plan compensation was paid, and no pension or non-qualified deferred compensation earnings were changed to the Company’s Chief Executive Officer, Chief Financial Officer and the “Named Executive Officers” for the last three fiscal years.  These columns have been omitted from the table.

Base Salary

The salaries of the executive officers, including the Chief Executive Officer, are determined annually by the Compensation Committee with reference to the following without specific weighting:

•                  salaries paid to executives with similar responsibilities at companies of a comparable size and sales volume, primarily in the high technology industry;

•                  each officer’s performance; and

•                  the Company’s overall financial results.

The Compensation Committee believes that these companies likely compete with the Company for executive talent and that the Company must offer salaries within a competitive market range to attract and retain talented executives.  However, the Compensation Committee manages salaries for the executive group as a whole in a conservative fashion in order to place more emphasis on incentive compensation.  As a result, the Company believes the base salary of its executive officers is lower than the median compensation in effect for comparable positions in the surveyed data.  The Company does not consider the performance of the comparison group in determining compensation of its executive officers.

Bonus

To reinforce the attainment of corporate objectives, the Compensation Committee believes that a substantial portion of the potential annual compensation of each executive officer should be in the form of short-term variable incentive pay.  The incentive cash bonus program for executives is established annually by the Compensation Committee based upon the Company’s achievement of sales and/or net income targets established at the beginning of the fiscal year.  The incentive plan for executives, other than certain executives in the Company’s sales organization, requires a threshold level of Company financial performance before any incentives are awarded.  Once the threshold objective for sales and/or net income of a fiscal year is reached, specific formulas are in place to calculate the actual incentive payment for each executive for such year.

At the beginning of fiscal 2007, the Compensation Committee adopted the 2007 management incentive plan. Under the terms of the 2007 management incentive plan, the bonus payable to each executive officer was based on sales targets.

Bonuses Awarded

In fiscal 2007, the Company did not achieve its threshold level of sales; thus, non-sales executives, including the Chief Executive Officer, Chief Financial Officer and the Named Executive Officers other than the Company’s Vice President of Worldwide Sales, did not receive any incentive bonus awards.  Certain employees in the sales organization, received incentive sales commission in fiscal 2007 based upon the Company’s sales.

Stock Option and Equity Incentive Programs

The goal of the Company’s equity-based incentive awards is to align the interests of executive officers with the Company’s stockholders.  The Compensation Committee determines the value allocated to equity-based incentives according to each executive’s position within the Company, individual performance, contributions to achievement of corporate objectives and related factors, and grants stock options to create a meaningful opportunity for stock ownership.  Because of the direct relationship between stock option value and the market price, it is believed that granting options is the best method to motivate executives to mirror the concerns of other stockholders.

Stock Options Granted

The Company grants stock option awards to the executive officers and key employees in order to retain their services and increase their performance potential to help attain long-term goals of the Company. However, there is no set formula for the granting of awards to individual executives or employees. In each of the past three fiscal years, 2007, 2006 and 2005 respectively, the Company has granted stock options to purchase 346,000, 426,500 and 578,750 shares of the Company’s Common Stock. Of this amount, 320,000, 220,000 and 325,000 shares have been granted to the Named Executive Officers, and the balance has been granted to other key employees and non-employee directors in 2007, 2006 and 2005 respectively.  During fiscal year 2007, a total of eight employees and three non-employee directors received stock options to purchase an aggregate of 2.97% of the outstanding shares of Common Stock, including five of the six Named Executive Officers, who received stock options to acquire an aggregate of 320,000 shares or 92.49% of the total options granted in fiscal 2007.

Timing of Grants

Stock awards to executive officers and other key employees are typically granted annually in conjunction with the review of the individual performance. This review typically takes place in January.  Stock option awards are granted to non-employee directors on the date of the annual meeting of stockholders, in accordance with the terms of the 2005 Plan. Grants to newly hired employees are effective on the first Compensation Committee meeting following the employee’s first day of employment, after approval by the committee. The exercise price of all stock options is set at the current day’s closing price of the Common Stock.

Stock Ownership Guidelines

The Company does not have any standard stock ownership guidelines. However, all executives are encouraged to retain stock options and other shares that they directly own.

Perquisites

The Company limits the perquisites that are made available to executive officers.  The Company does not have a pension program for executives or employees.

The perquisites provided by the Company in fiscal 2007 are as follows. All employees who participated in the Company’s 401(k) plan received up to $1,750 in matching funds. All of the Named Executive Officers who participated in the 401(k) plan received matching funds. The health and life insurance plans are the same for all employees. In general, all employees base health premiums are paid 100% and the employee pays approximately 30% of the health premiums for dependents. All employees are also provided life insurance up to $10,000. This policy is the same for all employees, including executive officers.

Grants of Plan-Based Awards During Fiscal Year 2007

The following table provides information related to options to acquire shares of Common Stock granted to the Named Executive Officers during fiscal year 2007.  The Company did not grant any stock awards or non-equity incentive plan units during fiscal year 2007.

Employment Agreements

Neither the Company nor its subsidiaries has any employment agreements with any of its Named Executive Officers.

2007 GRANTS OF PLAN-BASED AWARDS TABLE

		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: number of shares of stock or	All other option awards: number of securities underlying	Exercise base price of option	Grant date fair value of stock and option
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	Threshold (#)	Target (#)	Maximum (#)	units (#)	options (#) (1)	awards ($ / Sh) (2)	awards ($) (3)
G. Ward Paxton	5/30/07	—	—	—	—	—	—	—	50,000	$0.44	$22,000

Michael L. Paxton	5/30/07	—	—	—	—	—	—	—	50,000	0.44	22,000

T. Joe Head	5/30/07	—	—	—	—	—	—	—	100,000	0.40	40,000

Aaron N. Bawcom	5/30/07	—	—	—	—	—	—	—	50,000	0.40	20,000

Garry L. Hemphill	5/30/07	—	—	—	—	—	—	—	50,000	0.40	20,000

Jay Barbour (4)	5/30/07	—	—	—	—	—	—	—	20,000	0.40	8,000

(1)                      Refer to Note C, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-KSB filed on March 28, 2008 for the relevant assumptions used to determine the valuation of the option awards.

(2)                      Represents the annual compensation cost for stock options as expensed by the Company pursuant to FAS 123(R). The full compensation cost related to each option grant will continue to be reported as the options vests. Refer to Note C, “Stock-Based Compensation,” in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-KSB filed on March 28, 2008 for the relevant assumptions used to determine the valuation of the stock option awards.

Outstanding Equity Awards at the End of Fiscal Year 2007

The following table sets forth information with respect to the options outstanding by the Named Executive Officers held at fiscal year end.

2007 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#) (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration
Name	Exercisable	Unexercisable	(#)	($)	Date (2)
G. Ward Paxton	25,000	—	—	$3.20	01/31/15
	40,000	—	—	3.08	06/14/15
	10,000	20,000	—	0.33	11/09/11
	16,667	33,333	—	0.44	5/30/12

Michael L. Paxton	6,875	—	—	2.32	08/14/07
	1,250	—	—	2.00	10/17/07
	4,375	—	—	1.92	01/29/08
	6,875	—	—	2.96	08/20/08
	1,250	—	—	4.44	11/05/08
	4,375	—	—	3.00	01/29/09
	12,500	—	—	1.50	08/12/09
	12,500	—	—	3.20	01/31/15
	40,000	—	—	3.08	06/14/15
	10,000	20,000	—	0.33	11/09/11
	16,667	33,333	—	0.44	05/30/12

T. Joe Head	25,000	—	—	3.20	01/31/15
	40,000	—	—	3.08	06/14/15
	33,334	66,666	—	0.30	11/09/16
	33,334	66,666	—	0.40	05/30/17

Garry L. Hemphill	17,500	—	—	1.36	08/12/14
	7,500	—	—	3.20	01/31/15
	40,000	—	—	3.08	06/14/15
	10,000	20,000	—	0.30	11/09/06
	16.667	33,333	—	0.40	05/30/17

Jay Barbour (3)	40,000	—	—	3.08	01/26/16
	10,000	20,000	—	0.30	11/09/16
	16.667	33,333	—	0.40	05/30/17

(1)                      Options become exercisable in three equal annual installments beginning on the first anniversary date of grant.

(2)                      The expiration date of each option occurs between five to ten years after the date of grant of each option.

(3)                      Mr. Barbour left the Company on January 10, 2008 to pursue other interests.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2)(3)(4)	All Other Compensation ($)	Total ($)
G. Ward Paxton, (1) Chairman of the Board	—	—	—	—	—
T. Joe Head, (1) Vice Chairman of the Board	—	—	—	—	—
J. Fred Bucy, Jr., (2) Member	$18,500	—	$2,000	—	$20,500
James F. Gero, (2) Member	18,500	—	2,000	—	20,500
Donald M. Johnston, (2) Member	18,500	—	2,000	—	20,500

(1)                      Mr. G. Ward Paxton and Mr. Head are employee directors of the Company.  All compensation paid to them is paid for their services as employee executives of the Company, which are detailed in the 2007 Summary Compensation Table. No additional fees were paid to Mr. Paxton or Mr. Head for their services as a Director of the Company as noted above.

(2)       Mr. Bucy, Mr. Gero and Mr. Johnston were each granted 5,000 stock options with an exercise price of $0.40, the closing fair market value on such date. The FAS 123(R) full grant date fair value of $6,000 will continue to be expensed and reported as the option vests for each non employee director.

(3)                      Represents the annual compensation cost for stock options as expensed by the Company pursuant to FAS 123(R). The full compensation cost related to each option grant will continue to be reported as the options vests. Refer to Note C, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-KSB filed on March 28, 2008 for the relevant assumptions used to determine the valuation of the stock option awards.

(4)       The following are the aggregate number of option awards outstanding that have been granted to each of the non-employee directions as of December 31, 2007: Mr. Bucy — 27,500; Mr. Gero — 22,500; and Mr. Johnston — 27,500.

Overview of Compensation and Procedures

The Compensation Committee reviews the level of compensation of non-employee Directors on an annual basis. The Company has historically used data from a number of different sources to determine the compensation for non-employee Directors. Some examples of the data used include:

•              publicly available data describing director compensation in peer companies; and

•              survey data collected by the Company.

We compensate non-employee members of the Board through a mixture of cash and equity-based compensation. Each non-employee Director receives a cash retainer fee of $1,000 per month.  Each non-employee Director also receives a fee of $1,000 for each meeting of the Board attended (excluding telephonic meetings) and for each meeting of a committee of the Board attended (exclusive of committee meetings held on the same day as Board meetings).  Each non-employee Director also receives a fee of $500 for each telephonic meeting attended.  Each non-employee Director is also reimbursed for all reasonable expenses incurred in attending such meetings.  No Director who is an employee of the Company receives any fees for service as a Director.  However, G. Ward Paxton and T. Joe Head each earned compensation for his services to the Company as an employee as set forth in the Summary Compensation Table.  Mr. G. Ward Paxton received a stock option grant for 50,000 shares at a price of $0.44 per share during 2007. Mr. T. Joe Head received a stock option grant for 100,000 shares at a price of $0.40 per share during 2007. The options are detailed on the “Stock Option Grants in Last Fiscal Year” table in this proxy statement.  Neither Mr. Paxton nor Mr. Head received any additional fees for his services as a Director.

Under the Automatic Option Grant Program of the 2005 Plan, each non-employee Director will automatically be granted an option to purchase 10,000 shares of Common Stock upon joining the Board and an option to purchase 5,000 shares of Common Stock on the date of each annual stockholder meeting as long as the director has served at least six months prior to the date of grant.

CERTAIN TRANSACTIONS WITH MANAGEMENT

March 15, 2007 Private Placement

On March 15, 2007, the Company completed a private placement of unregistered securities with G. Ward Paxton, the Chairman, President and Chief Executive Officer, and Michael L. Paxton, the Vice President and Chief Financial Officer at a purchase price equal to $0.54 per share.   The purchase price was determined by taking the average closing price for the Company’s Common Stock for the prior 20 trading days and multiplying this average by a factor of 110%.  G. Ward Paxton purchased 833,333 shares for a total of $450,000. Michael L. Paxton purchased 92,593 shares for a total of $50,000.

June 27, 2007 Private Placement

On June 27, 2007, the Company completed a private placement of unregistered securities with G. Ward Paxton, the Chairman, President and Chief Executive Officer, and Michael L. Paxton, the Vice President and Chief Financial Officer at a purchase price equal to $0.45 per share.   The purchase price was determined by taking the average closing price for the Company’s Common Stock for the prior 20 trading days and multiplying this average by a factor of 110%.  G. Ward Paxton purchased 1,000,000 shares for a total of $450,000. Michael L. Paxton purchased 111,111 shares for a total of $50,000.

September 26, 2007 Private Placement

On September 26, 2007, the Company completed a private placement of unregistered securities with G. Ward Paxton, the Chairman, President and Chief Executive Officer at a purchase price equal to $0.42 per share.   The purchase price was determined by taking the average closing price for the Company’s Common Stock for the prior 20 trading days and multiplying this average by a factor of 110%.  G. Ward Paxton purchased 1,190,476 shares for a total of $500,000.

January 30, 2008 Promissory Note

                On January 30, 2008, the Company entered into a revolving promissory note to borrow up to $700,000 from G. Ward Paxton, the Company’s Chairman, President and Chief Executive Officer.  Under the terms of the note, the Company may borrow, repay and reborrow on the loan as needed up to an outstanding principal amount of $700,000 at any date.  Amounts the Company borrows under the note accrue interest a floating rate per annum equal to the announced prime rate of Silicon Valley Bank plus 1% and are unsecured.  All outstanding principal and accrued but unpaid interest are due on December 31, 2008.

March 20, 2008 Written Commitment

On March 20, 2008, we received a written commitment from our Chief Executive Officer to invest up to an additional $1,500,000 in the Company until March 2009, should such funding be required by the Company, on terms and conditions yet to be determined.

During 2007 and up until March 31, 2008, there have been no other transactions, or currently proposed transactions, between the Company and any of its executive officers, directors or 5% beneficial holders, or member of the immediate family of the foregoing persons, in which one of the foregoing individuals or entities had an interest of more than $60,000.

COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC.  Such persons are required by SEC regulation promulgated pursuant to the Exchange Act to furnish the Company with copies of all Section 16(a) report forms they file with the SEC.

Based solely on its review of the copies of such report forms received by it with respect to fiscal year 2007, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company’s equity securities have been timely complied with in accordance with Section 16(a) of the Exchange Act.

STOCKHOLDER PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the stockholders consistent with Rule 14a-8 promulgated under the Exchange Act.  For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 2009 Annual Meeting of Stockholders, such proposals must be received by the Company not later than December 15, 2008.  Such proposals should be directed to Intrusion Inc., 1101 East Arapaho Road, Suite 200, Richardson, Texas 75081, Attention:  Secretary (telephone:  (972) 234-6400; telecopy:  (972) 234-1467).

Pursuant to Rule 14a-4(c) of the Exchange Act of 1934, if a stockholder who intends to present a proposal at the 2009 Annual Meeting of Stockholders does not notify the Company of such proposal on or prior to March 12, 2009, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is no discussion of the proposal in the 2009 proxy statement.

EXPENSES OF SOLICITATION

All costs incurred in the solicitation of Proxies for the Meeting will be borne by the Company.  In addition to the solicitation by mail, officers and employees of the Company may solicit Proxies by telephone, telefax or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.  In addition, Mellon Investor Services LLC has been retained by the Company to aid in the solicitation of Proxies and will solicit Proxies by mail, telephone, internet, telefax and personal interview and may request brokerage houses and nominees to forward soliciting material to beneficial owners of Common Stock.  For these services, Mellon Investor Services LLC will be paid fees not to exceed approximately $5,000, plus reasonable incidental expenses.

ADDITIONAL INFORMATION AVAILABLE

Upon the written request of any stockholder, the Company will furnish, without charge, a copy of the Company’s 2007 Annual Report on Form 10-KSB, as filed with the SEC, including the financial statements and schedules thereto.  The request should be directed to the Secretary at the Company’s offices indicated above.

The Company’s 2007 Annual Report on Form 10-KSB accompanies this Proxy Statement.  The Annual Report on Form 10-KSB, which includes financial statements, does not form and is not to be deemed part of this Proxy Statement.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board and management are not aware of any other matter, other than those described herein, which will be presented for consideration at the Meeting.  Should any other matter requiring a vote of the stockholders properly come before the Meeting or any adjournment thereof, the enclosed Proxy confers upon the persons named in and entitled to vote the shares represented by such Proxy discretionary authority to vote the shares represented by such Proxy in accordance with their best judgment in the interest of the Company on such matters.  The persons named in the enclosed Proxy also may, if it is deemed advisable, vote such Proxy to adjourn the Meeting from time to time.

Please sign, date and return promptly the enclosed Proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

G. WARD PAXTON
Chairman, President and Chief Executive Officer

Richardson, Texas
April 25, 2008

Appendix A

Amended 2005 Incentive Stock Plan

INTRUSION INC.
AMENDED 2005 STOCK INCENTIVE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.                                         PURPOSE OF THE PLAN

This Plan is intended to promote the interests of the Corporation by providing eligible persons, who are employed by or serving the Corporation or any Parent or Subsidiary, with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service and to continue contributing to the on-going success of the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.                                     STRUCTURE OF THE PLAN

A.                                   The Plan shall be divided into three separate equity incentive programs:

1.                                       the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock;

2.                                       the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary); and

3.                                       the Automatic Option Grant Program under which eligible non-Employee Board members shall automatically receive option grants at designated intervals over their period of continued Board service.

B.                                     The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.                                 ADMINISTRATION OF THE PLAN

A.                                   The Primary Committee and the Board shall have concurrent authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.  Grants made by the entire Board will be not be exempt from the million dollar compensation deduction limitation of Code Section 162(m).  Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.  However, any discretionary option grants or stock issuances for members of the Primary Committee should be authorized by a disinterested majority of the Board.

B.                                     Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time.  The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

C.                                     Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and procedures as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable.  Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

D.                                    Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee.  No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

E.                                      Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under that program.

IV.                                ELIGIBILITY

A.                                   The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

1.                                       Employees,

2.                                        non-Employee members of the Board or the board of directors of any Parent or Subsidiary, and

3.                                        independent contractors who provide services to the Corporation (or any Parent or Subsidiary).

B.                                     Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (1) with respect to the option grants made pursuant to the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the exercise price, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (2) with respect to stock issuances pursuant to the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when the issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

C.                                     The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

D.                                    The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (1) those individuals who first become non-Employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (2) those individuals who continue to serve as non-Employee Board members at one or more Annual Stockholders’ Meetings held on or after the Plan Effective Date, provided that individual has been a non-Employee Board member for at least six months.

V.                                    STOCK SUBJECT TO THE PLAN

A.                                   The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market.  The number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 2,000,000 shares.

B.                                     No one person participating in the Plan may receive options and direct stock issuances pursuant to the Plan for more than 100,000 shares of Common Stock in the aggregate per calendar year.

C.                                     Shares of Common Stock subject to outstanding options granted under the Plan shall be available for subsequent issuance under the Plan to the extent (1) those options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in accordance with the cancellation-regrant provisions of the Discretionary Option Grant Program.  Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.  However, should the exercise price of an option granted pursuant to the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable pursuant to the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance made pursuant to the Plan, then the number of shares of Common Stock available for issuance pursuant to the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

D.                                    If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (1) the maximum number and/or class of securities issuable pursuant to the Plan, (2) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances pursuant to the Plan per calendar year, (3) the number and/or class of securities for which grants are subsequently to be made pursuant to the Automatic Option Grant Program to new and continuing non-Employee Board members, and (4) the number and/or class of securities and the exercise price per share in effect under each outstanding option granted pursuant to the Plan.  Such adjustments to the outstanding options are to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under such options.  The adjustments determined by the Plan Administrator shall be final.

E.                                      Outstanding awards granted pursuant to the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.                                         OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.  Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.                                   Exercise Price.

1.                                       The exercise price per share shall be fixed by the Plan Administrator but shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of grant.

2.                                       The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

(i)                                     cash or check made payable to the Corporation,

(ii)                                  shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii)                               to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.                                     Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.  However, no option shall have a term in excess of ten years measured from the date the option is granted.

C.                                     Effect of Termination of Service.

1.                                       The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Option Grant Program that are outstanding at the time of the Optionee’s cessation of Service:

(i)                                     Immediately upon the Optionee’s cessation of Service, the option shall terminate with respect to the unvested shares subject to the option.

(ii)                                  Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct, then the option shall terminate immediately with respect to all shares subject to the option.

(iii)                               Should the Optionee’s Service terminate for reasons other than Misconduct, then the option shall remain exercisable during such period of time after the Optionee’s Service ceases as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no option shall be exercisable after its Expiration Date.  During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s Service ceased.  Upon the expiration of the applicable exercise period or (if earlier) upon the Expiration Date, the option shall terminate with respect to any vested shares subject to the options.

2.                                       Among its discretionary powers, the Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i)                                     extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service, but in no event beyond the Expiration Date, and/or

(ii)                                  permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D.                                    Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.                                      Repurchase Rights. The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of Common Stock.  Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at the exercise price paid per share.  The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.                                      Limited Transferability of Options.  During the lifetime of the Optionee, options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death.  However, a Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or to the Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order.  The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment.  The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.  Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options granted pursuant to the Plan, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death prior to the Expiration Date of those options.  Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II.                                     INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options.  Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options.  Options that are specifically designated as Non-Statutory Options when issued pursuant to the Plan shall not be subject to the terms of this Section II.

A.                                   Eligibility.  Incentive Options may only be granted to Employees.

B.                                     Dollar Limitation.  The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee pursuant to the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000.  To the extent that an Optionee’s options exceed that limit, they will be treated as Non-Statutory Options (but all of the other provisions of the option shall remain applicable), with the first options that were awarded to the Optionee to be treated as Incentive Options.

C.                                     10% Stockholder.  If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted, and the Expiration Date shall not be more than five years from the date the option was granted.

III.                                 CORPORATE TRANSACTIONS

A.                                   In the event a Change in Control occurs, the shares of Common Stock at the time subject to each outstanding option granted pursuant to this Discretionary Option Grant Program shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock.  However, an outstanding option shall not become vested on such an accelerated basis if and to the extent: (1) such option is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force pursuant to the terms of transaction or (2) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout of that spread no later than the time the Optionee would vest in those option shares or (3) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

B.                                     All outstanding repurchase rights under the Discretionary Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, immediately prior to the occurrence of a Change in Control, except to the extent: (1) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force pursuant to the terms of the transaction or (2) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C.                                     Immediately following the consummation of the transactions contemplated by the Change in Control documentation, all outstanding options granted pursuant to the Discretionary Option Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the transaction.

D.                                    Each option granted pursuant to the Discretionary Option Grant Program which is assumed or otherwise continued in effect in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control.  Appropriate adjustments to reflect such Change in Control shall also be made to (1) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (2) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (3) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances pursuant to the Plan per calendar year.  To the extent the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options granted pursuant to the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such transaction.

E.                                      Among its discretionary powers, the Plan Administrator shall have the ability to structure an option (either at the time the option is granted or at any time while the option remains outstanding) so that the option shall become immediately exercisable and some or all of the shares subject to that option shall automatically become vested (and some or all of the repurchase rights of the Corporation with respect to the unvested shares subject to that option shall immediately terminate) upon the occurrence of a Change in Control, the consummation of a Proxy Contest or any other specified event or the Optionee’s Involuntary Termination within a designated period of time following any of these events.  In addition, the Plan Administrator may provide that one or more of the Corporation’s repurchase rights with respect to some or all of the shares held by the Optionee at the time of such a Change in Control, Proxy Contest, or any other specified event or the Optionee’s Involuntary Termination within a designated period of time following such an event shall immediately terminate and all of the shares shall become vested.

F.                                      The portion of any Incentive Option accelerated in connection with a Change in Control or Proxy Contest shall remain exercisable as an Incentive Option only to the extent the $100,000 limitation described in Section II.B. above is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.                                         STOCK ISSUANCE TERMS

Shares of Common Stock may be issued pursuant to the Stock Issuance Program through direct and immediate issuances without any intervening option grants.  Each such stock issuance shall be evidenced by a Stock Issuance Agreement that complies with the terms specified below.  Shares of Common Stock may also be issued pursuant to the Stock Issuance Program pursuant to awards that entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.

A.                        Purchase Price.

1.              The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of grant.

2.              Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued pursuant to the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i)                                     cash or check made payable to the Corporation, or

(ii)                                  past services rendered to the Corporation (or any Parent or Subsidiary).

B.                          Vesting Provisions.

1.              Shares of Common Stock issued pursuant to the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives.  The elements of the vesting schedule applicable to any unvested shares of Common Stock issued pursuant to the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.  Shares of Common Stock may also be issued pursuant to the Stock Issuance Program pursuant to awards that entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.

2.              Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to such escrow arrangements as the Plan Administrator shall deem appropriate and shall be vested to the same extent the Participant’s shares of Common Stock are vested.

3.              The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant pursuant to the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested.  Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.  Cash dividends constitute taxable compensation to the Participant are deductible by the Corporation (unless the Participant has made an election under Section 83(b) of the Code).

4.               Should the Participant cease to remain in Service while one or more shares of Common Stock issued pursuant to the Stock Issuance Program are unvested or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the

Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares.  To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares without interest and/or shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

5.              The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock that would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares.  Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies.  Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or attainment of the applicable performance objectives.

6.              Outstanding share right awards granted pursuant to the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained or satisfied.  The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals or Service requirements have not been attained or satisfied.

II.                                     CORPORATE TRANSACTIONS

A.                        All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, immediately prior to the occurrence of a Change in Control, except to the extent (1) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the transaction or (2) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

B.                          The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and some or all of the shares of Common Stock subject to those terminated rights shall immediately vest, upon the occurrence of a Change in Control, the consummation of a Proxy Contest or any other event, or the Participant’s Involuntary Termination within a designated period of time following any of these events.

ARTICLE FOUR

AUTOMATIC OPTION GRANT PROGRAM

I.                                         OPTION TERMS

A.                        Grant Dates.  Option grants shall be made on the dates specified below:

1.              Each individual who is first elected or appointed as a non-Employee Board member at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 10,000 shares of Common Stock; provided, however, such individual has not been employed by the Corporation in the preceding six months.

2.              On the date of each annual stockholders’ meeting (beginning with the first annual stockholders’ meeting occurring on or after the Plan Effective Date), each individual who is to continue to serve as a non-Employee Board member shall automatically be granted a Non-Statutory Option to purchase 5,000 shares of Common Stock, provided such individual has served as a non-Employee Board member for at least six months.  There shall be no limit on the number of such annual option grants any one non-Employee Board member may receive over his or her period of Board service, and non-Employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received one or more option grants from the Corporation prior to the Plan Effective Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

B.                          Exercise Price.  The exercise price per share shall be equal to 100% of the Fair Market Value per share of Common Stock on the date the option is granted.

C.                          Option Term.  Each option shall have a term of ten years measured from the date the option is granted.

D.                         Exercisability.  Each option shall become exercisable in a series of three successive equal annual installments upon the Optionee’s completion of each year of Service as a Board member over the three-year period measured from the date the option is granted.

E.                           Termination of Board Service.  The following provisions shall govern the exercise of any options granted to the Optionee pursuant to the Automatic Option Grant Program that are outstanding at the time the Optionee ceases to serve as a Board member:

1.              The option shall be exercisable until the earlier to occur of (a) the Expiration Date or (b) the one-year anniversary of the date the Optionee’s Board service terminated.

2.              During the post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board service.

3.              Should the Optionee’s Board service cease due to death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may be exercised for any or all of those shares as fully vested shares of Common Stock.

4.              Upon the expiration of the one year exercise period or (if earlier) upon the Expiration Date, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised.  However, the option shall, immediately upon the Optionee’s cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.                                     CORPORATE TRANSACTION

A.                        In the event a Change in Control occurs while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option that was granted pursuant to this Automatic Option Grant Program shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares subject to the option at that time as fully vested shares of Common Stock and may be exercised for any or all of those vested shares.  Immediately following the consummation of the transactions contemplated by the Change in Control documentation, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

B.                          In the event a Proxy Contest occurs while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option granted pursuant to this Automatic Option Grant Program shall automatically vest in full so that each such option shall, upon the consummation of the Proxy Contest, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares.  Such option shall remain exercisable until the earliest to occur of (1) the Expiration Date, (2) the expiration of the one-year period measured from the date of the Optionee’s cessation of Board service, or (3) the termination of the option in connection with a Change in Control transaction.

C.                          Each option which is assumed or otherwise continued in effect in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control.  Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.  To the extent the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options granted pursuant to the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such transaction.

III.                                 REMAINING TERMS

The remaining terms of each option granted pursuant to the Automatic Option Grant Program shall be the same as the terms in effect for option grants made pursuant to the Discretionary Option Grant Program.

ARTICLE FIVE

MISCELLANEOUS

I.                                         FINANCING

To the extent permissible under applicable law and regulations (including any prohibitions on the Corporation’s ability to make personal loans to Section 16 Insiders), the Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued pursuant to the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments.  The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.  In no event may the maximum credit available to the Optionee or Participant exceed the sum of (A) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of such shares) plus (B) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.  Prior to permitting the use of promissory notes as payment, the Plan Administrator may wish to consider the restrictions on doing so imposed by Regulation U.

II.                                     TAX WITHHOLDING

A.                        The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares granted pursuant to the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

B.                          The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock issued pursuant to the Plan (other than the options granted to non-Employee Board members or independent contractors) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares.  Such right may be provided to any such holder in either or both of the following formats:

1.              Stock Withholding:  The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares.  So as to avoid adverse accounting treatment, the number of shares that may be withheld for this purpose shall not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules.

2.              Stock Delivery:  The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes).  So as to avoid adverse accounting treatment, the number of shares that may be withheld for this purpose shall not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules.

III.                                 SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s or the Optionee’s interest in such shares vests or may be issued directly to the Participant or the Optionee with restrictive legends on the certificates evidencing those unvested shares.

IV.                                CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options granted pursuant to the Plan and to grant in substitution new options covering the same or a different number of shares of Common Stock with an exercise price equal to the Fair Market Value at the time of grant.

V.                                    EFFECTIVE DATE AND TERM OF THE PLAN

A.                        The Plan shall become effective immediately on the Plan Effective Date.  Options may be granted pursuant to the Discretionary Option Grant at any time on or after the Plan Effective Date, and the initial option grants made pursuant to the Automatic Option Grant Program shall also be made on the Plan Effective Date to any non-Employee Board members eligible for such grants at that time.

B.                          Unless terminated by the Board prior to such time, the Plan shall terminate upon the tenth anniversary of the Plan’s adoption by the Board.  Should the Plan terminate when options and/or unvested shares are outstanding, such awards shall continue in effect in accordance with the provisions of the documents evidencing such grants or issuances.

VI.                                AMENDMENTS

The Board shall have complete and exclusive power and authority to amend or modify the Plan or any awards made hereunder.  However, no such amendment or modification of the Plan shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents in writing to such amendment or modification.  In addition, certain amendments to the Plan, including amendments increasing the maximum aggregate number of shares of Common Stock that may be issued under the Plan or changing the class of persons eligible to receive Incentive Options, shall required approval of the Corporation’s stockholders.

VII.                            USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock pursuant to the Plan shall be used for any corporate purpose.

VIII.                        REGULATORY APPROVALS

A.                        The implementation of the Plan, the granting of any option pursuant to the Plan and the issuance of any shares of Common Stock (1) upon the exercise of any granted option or (2) pursuant to the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted pursuant to it and the shares of Common Stock issued pursuant to it.

B.                          No shares of Common Stock or other assets shall be issued or delivered pursuant to the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable pursuant to the Plan, and all applicable listing requirements of any stock exchange or trading system, including the Nasdaq Stock Market, on which Common Stock is then traded.

IX.                                NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX

The following definitions shall be in effect under the Plan:

A.                                   Automatic Option Grant Program shall mean the automatic option grant program in effect under Article Four of the Plan.

B.                                     Board shall mean the Corporation’s Board of Directors.

C.                                     Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

1.                                       a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities possessing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction;

2.                                       the sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or

3.                                       the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

D.                                    Code shall mean the Internal Revenue Code of 1986, as amended.

E.                                      Common Stock shall mean the Corporation’s common stock, par value $0.01 per share.

F.                                      Corporation shall mean Intrusion Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Intrusion Inc. which has by appropriate action assumed the Plan.

G.                                     Discretionary Option Grant Program shall mean the discretionary option grant program in effect under Article Two of the Plan.

H.                                    Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I.                                         Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

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J.                                        Exercise Date shall mean the date on which the option shall have been exercised in accordance with the appropriate option documentation.

K.                                    Expiration Date shall mean the 5:00 p.m. Central Time on the date the option expires as set forth in the Optionee’s Notice of Stock Option Grant.

L.                                      Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

1.                                       If the Common Stock is at the time traded on the Nasdaq Stock Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq Stock Market and published in The Wall Street Journal.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

2.                                       If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

3.                                       If the Common Stock is at the time neither listed on any stock exchange or the Nasdaq Stock Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

M.                                 Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

N.                                    Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

1.                                       such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

2.                                       such individual’s voluntary resignation following (a) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities, (b) a reduction in his or her base salary by more than 15%, unless the base salaries of all similarly situated individuals are reduced by the Corporation (or any Parent or Subsidiary) employing the individual or (c) a relocation of such individual’s place of employment by more than fifty miles, provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual’s consent.

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O.                                    Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner.  The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

P.                                      Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

Q.                                    Optionee shall mean any person to whom an option is granted pursuant to the Discretionary Option Grant or Automatic Option Grant Program.

R.                                     Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S.                                      Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

T.                                     Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more.  However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-Employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve months or more.

U.                                    Plan shall mean the Intrusion Inc. 2005 Stock Incentive Plan, as set forth in this document.

V.                                     Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

W.                                Plan Effective Date shall mean the date the Corporation’s stockholders approve the Plan.

X.                                    Primary Committee shall mean the committee comprised of one or more directors designated by the Board.  To obtain the benefits of Rule 16b-3, there must be at least two members on the Primary Committee and all of the members must be “non-employee” directors as that term is defined in the Rule or the entire Board must approve the grant(s).

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Similarly, to be exempt from the million dollar compensation deduction limitation of Code Section 162(m), there must be at least two members on the Primary Committee and all of the members must be “outside directors” as that term is defined in Code Section 162(m).  The Primary Committee may be the Corporation’s Compensation Committee so long as it meets the requirements of this paragraph (Y).

Y.                                     Proxy Contest shall mean a change in ownership or control of the Corporation effected through a change in the composition of the Board over a period of thirty-six consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time the Board approved such election or nomination.

Z.                                     Secondary Committee shall mean a committee of one or more Board members appointed by the Board (including the Corporation’s Compensation Committee) to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

AA.                         Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the Exchange Act.

BB.                             Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-Employee member of the board of directors or an independent contractor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

CC.                             Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

DD.                           Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.

EE.                               Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

FF.                               10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

GG.                             Withholding Taxes shall mean the applicable income and employment withholding taxes to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

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PROXY

INTRUSION INC.
1101 East Arapaho Road, Suite 200
Richardson, Texas 75081

Annual Meeting of Stockholders — May 29, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder(s) of Intrusion Inc., a Delaware corporation (the “Company”), hereby appoints G. Ward Paxton and Michael L. Paxton, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Radisson Hotel, Dallas North at Richardson, 1981 North  Central Expressway, Richardson, Texas 75080, at 10:00 A.M., Local Time, on Thursday, May 29, 2008, and at any adjournment thereof.

(Continued on reverse side)

This Proxy, when properly executed will be voted as directed herein by the undersigned.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 and 3.

1.              Election of Directors

Nominees:  G. Ward Paxton, T. Joe Head, J. Fred Bucy, Jr., James F. Gero and Donald M. Johnston

INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.

FOR all nominees	WITHHOLD AUTHORITY
(except as marked to the contrary)	to vote for all nominees

2.              To approve the amendment to the 2005 Stock Incentive Plan, as described in the accompanying proxy statement and set forth in Appendix A thereto;

FOR	AGAINST	ABSTAIN

3.              Ratification of the appointment of KBA Group LLP as independent auditors of the Company for the fiscal year ending December 31, 2008.

FOR	AGAINST	ABSTAIN

In their discretion, such attorneys-in-fact and proxies are authorized to vote upon such other business as properly may come before the meeting.

I will	will not	be attending the meeting

YOU ARE REQUESTED TO COMPLETE, DATE, SIGN, AND RETURN THIS PROXY PROMPTLY.  ALL JOINT OWNERS MUST SIGN.  PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, CORPORATE OFFICERS, OR IN OTHER REPRESENTATIVE CAPACITIES SHOULD SO INDICATE.

Date:	, 2008

Signature

Signature